Employee Benefit Plans (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Components of net pension cost
Service cost - benefits earned during the year	$ 1,325	$ 981	$ 1,174
Interest costs on projected benefit obligations	838	732	646
Expected return on plan assets	(957)	(872)	(797)
Expected administrative expenses	40	40	40
Amortization of prior service cost	79	79	79
Amortization of unrecognized net loss	66	0	31
Net periodic pension expense	$ 1,391	$ 960	$ 1,173